                                                               FILE NOS: 2-53757
                                                                        811-2571

                                  SCHEDULE 14A
                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


     Filed by the Registrant [X]


     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

           THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                 NOT APPLICABLE
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

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     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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

                       THE TRAVELERS QUALITY BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                                ONE TOWER SQUARE
                          HARTFORD, CONNECTICUT 06183

                            NOTICE OF ANNUAL MEETING

                                                                  March 12, 1997

To Variable Annuity Contract Owners:

     Notice is hereby given that the Annual Meeting of Variable Annuity Contract Owners of The Travelers Quality Bond Account for Variable Annuities ("Account QB") will be held at its offices at One Tower Square, Hartford, Connecticut, on Monday, April 28, 1997 at 9:00 a.m. for the following purposes:

          1. To elect five (5) members of the Board of Managers to serve until the next annual meeting and until their successors are elected and qualify.

          2. To ratify the selection of Coopers & Lybrand L.L.P. as independent accountants of Account QB for the year ending December 31, 1997.

          3. To amend the fundamental investment policy and restriction to permit unlimited investment in liquid restricted securities.

          4. To amend the fundamental investment policy and restriction to limit the investment in illiquid securities to 5% of the Account's net assets.

          5. To act on any and all other business as may properly come before the meeting.

     The close of business on February 21, 1997 has been fixed as the record date for the determination of Variable Annuity Contract Owners entitled to notice of and to vote at said meeting.

     By order of the Board of Managers.
                                               LOGO
                                                ERNEST J. WRIGHT, SECRETARY

     Please complete and return the enclosed proxy card as soon as possible in the post-paid envelope provided. Your prompt response is appreciated.

     YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES THAT YOU OWN.

                       THE TRAVELERS QUALITY BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

   PROXY STATEMENT FOR THE ANNUAL MEETING OF VARIABLE ANNUITY CONTRACT OWNERS
                      TO BE HELD ON MONDAY, APRIL 28, 1997

     THE BOARD OF MANAGERS OF THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES (ACCOUNT QB) SOLICITS YOUR PROXY FOR USE AT THE ANNUAL MEETING OF CONTRACT OWNERS AND AT ANY ADJOURNMENT OF IT. The annual meeting will be held at 9:00 a.m. on Monday, April 28, 1997, at the offices of Account QB, One Tower Square, Hartford, Connecticut. This proxy material is being to be mailed to Contract Owners beginning on or about March 12, 1997.

VOTE BY PROXY
     A proxy card is enclosed for use at the meeting. The proxy card may be revoked at any time before it is voted by sending a written notice of revocation to Account QB's Secretary or by appearing in person to vote at the meeting. All proxy cards which are properly executed and received in time and not so revoked will be voted at the meeting in accordance with the instructions on them, if any. If no specification is made, the proxy card will be voted for the election of the five nominees for members of the Board of Managers listed in this proxy statement, for the ratification of the selection of Coopers & Lybrand L.L.P. as independent accountants for the fiscal year ending December 31, 1997 and to amend the fundamental investment policy and restriction to permit unlimited investment in liquid restricted securities, and to limit the investments in illiquid securities to 5% of the net sets of Account QB.

COST OF SOLICITATION
     The cost of soliciting these proxies will be borne by The Travelers Insurance Company ("Travelers Insurance"), the issuer of the variable annuity contracts that use Account QB as an investment alternative. Proxies may be solicited by directors, officers or employees of Travelers Insurance on behalf of the Board of Managers of Account QB, either in person, by telephone or by telegram.

CONTRACT OWNERS AND THE VOTE
     Only Contract Owners of record at the close of business on February 21, 1997 (the record date) will be entitled to notice of and to vote at the annual meeting. On the record date, there were 32,677,026 units of Account QB outstanding and entitled to be voted at the meeting. The number of full and fractional votes, which you as a Contract Owner are entitled to cast is set forth on the enclosed proxy card. As of January 31, 1997, no single person or entity owned beneficially a contract or contracts entitling it to cast more than 5% of the total outstanding votes.

VOTE REQUIRED
     Approval of Proposals 1, and 2 require the affirmative vote of the holders of a majority of the voting securities present at the meeting in person or by proxy. A quorum present for Proposals 1 and 2 is 35% of the voting securities of Account QB present at the meeting in person or by proxy. Approval of Proposals 3 and 4 requires the affirmative "vote of a majority of the outstanding voting securities" of Account QB. Under the Investment Company Act of 1940, as amended ("1940 Act"), a "vote of a majority of the outstanding voting securities" means the affirmative vote of (a) 67% of the outstanding voting securities represented at the meeting, if more than 50% of the outstanding voting securities are represented, or (b) more than 50% of the outstanding voting securities, whichever is less. For purposes of determining the presence of a quorum for transacting business at the meeting for Proposals 3 and 4 abstentions will be treated as shares that are present but which have not been voted. For this reason, abstentions will have the effect of a "no" vote for purposes of obtaining the requisite approval of a proposal.

ANNUAL REPORT

     Account QB's Annual Report containing financial statements for the fiscal year ended December 31, 1996 was mailed to Contract Owners of record as of December 31, 1996. Copies of the Annual Report and the most recent semi-annual report succeeding Account QB's Annual Report may be obtained by writing to The Travelers Insurance Company, Annuity Services, One Tower Square, Hartford, Connecticut 06183-5030, free of charge or by calling 1-800-842-9368.

1.  ELECTION OF THE BOARD OF MANAGERS

     At the meeting, five (5) members of the Board of Managers are to be elected to hold office until the next annual meeting and until their successors shall have been elected and qualify. Unless this authority has been withheld on the proxy card, it is intended that the proxy card will be voted for the election of the five (5) nominees named below. If any of the nominees are unable to serve at the time of the meeting, and there is no reason to believe they will not serve, the persons named as proxies may vote for any other person or persons as they may determine at their discretion. The following nominees are recommended by the Nominating Committee pursuant to their meeting held on January 31, 1997.

                                                                                   CONTRACTS
    NOMINEE FOR                                                                      OWNED
      MEMBER                             PRINCIPAL OCCUPATION                       12/31/96
-------------------   ----------------------------------------------------------   ----------
Heath B. McLendon*    Managing Director (1993-present), Smith Barney Inc.             None
      Age 63          ("Smith Barney"); Chairman (1993-present), Smith Barney
 Member Since 1995    Strategy Advisors, Inc.; President (1994-present), Smith
                      Barney Mutual Funds Management Inc.; Chairman and Director
                      of forty-one investment companies associated with Smith
                      Barney; Chairman, Board of Trustees, Drew University;
                      Trustee, The East New York Savings Bank; Advisory
                      Director, First Empire State Corporation; Chairman, Board
                      of Managers, seven Variable Annuity Separate Accounts of
                      The Travelers Insurance Company+; Chairman, Board of
                      Trustees, five Mutual Funds sponsored by The Travelers
                      Insurance Company++; prior to July 1993, Senior Executive
                      Vice President of Shearson Lehman Brothers Inc.

                                                                                   CONTRACTS
    NOMINEE FOR                                                                      OWNED
      MEMBER                             PRINCIPAL OCCUPATION                       12/31/96
-------------------   ----------------------------------------------------------   ----------
  Knight Edwards      Of Counsel (1988-present), Partner (1956-1988), Edwards &       None
      Age 73          Angell, Attorneys; Member, Advisory Board (1973-1994),
 Member Since 1975    thirty-one mutual funds sponsored by Keystone Group, Inc.;
                      Member, Board of Managers, seven Variable Annuity Separate
                      Accounts of The Travelers Insurance Company+; Trustee,
                      five Mutual Funds sponsored by The Travelers Insurance
                      Company++.
 Robert E. McGill,    Retired manufacturing executive. Director (1983-1995),          None
        III           Executive Vice President (1989-1994) and Senior Vice
      Age 65          President, Finance and Administration (1983-1989), The
 Member Since 1975    Dexter Corporation (manufacturer of specialty chemicals
                      and materials); Vice Chairman (1990-1992), Director
                      (1983-1995), Life Technologies, Inc. (life
                      science/biotechnology products); Director (1994-present),
                      The Connecticut Surety Corporation (insurance); Director
                      (1995-present) CN Bioscience, Inc. (life sci-
                      ence/biotechnology products); Director (1995-present),
                      Chemfab Corporation (specialty materials manufacturer);
                      Member, Board of Managers, seven Variable Annuity Separate
                      Accounts of The Travelers Insurance Company+; Trustee,
                      five Mutual Funds sponsored by The Travelers Insurance
                      Company++.
   Lewis Mandell      Dean, College of Business Administration (1995-present),        None
      Age 54          Marquette University; Professor of Finance (1980-1995) and
 Member Since 1990    Associate Dean (1993-1995), School of Business
                      Administration, and Director, Center for Research and
                      Development in Financial Services (1980-1995), University
                      of Connecticut; Director (1992-present), GZA
                      Geoenvironmental Tech, Inc. (engineering services);
                      Member, Board of Managers, seven Variable Annuity Separate
                      Accounts of The Travelers Insurance Company+; Trustee,
                      five Mutual Funds sponsored by The Travelers Insurance
                      Company++.
  Frances M. Hawk     Portfolio Manager (1992-present), HLM Management Company,       None
      Age 49          Inc. (investment management); Assistant Treasurer, Pen-
 Member Since 1991    sions and Benefits Management (1989-1992), United
                      Technologies Corporation (broad-based designer and
                      manufacturer of high technology products); Member, Board
                      of Managers, seven Variable Annuity Separate Accounts of
                      The Travelers Insurance Company+; Trustee, five Mutual
                      Funds sponsored by The Travelers Insurance Company++.

---------------
 + These seven Variable Annuity Separate Accounts are: The Travelers Growth and
   Income Stock Account for Variable Annuities; The Travelers Quality Bond Account for Variable Annuities; The Travelers Money Market Account for Variable Annuities; The Travelers Timed Growth and Income Stock Account for Variable Annuities; The Travelers Timed Short-Term Bond Account for Variable Annuities; The Travelers Timed Aggressive Stock Account for Variable Annuities and The Travelers Timed Bond Account for Variable Annuities.

++ These five Mutual Funds are: Capital Appreciation Fund; Cash Income Trust;
   High Yield Bond Trust; Managed Assets Trust and The Travelers Series Trust.

 * Mr. McLendon is an "interested person" within the meaning of the Investment Company Act of 1940, as amended ("1940 Act") by virtue of his position as Managing Director of Smith Barney and Director of The Travelers Investment Management Company, the investment adviser to some of the Separate Accounts, both indirect wholly owned subsidiaries of Travelers Group Inc. Mr. McLendon also owns shares and options to purchase shares of Travelers Group Inc., the indirect parent of The Travelers Insurance Company.

     Prior to each annual meeting of Contract Owners at which members of the Board of Managers are to be elected, or if a vacancy in the Board of Managers occurs between such meetings, the Nominating Committee of the Board of Managers recommends candidates for nomination as members of the Board of Managers. Account QB's Nominating Committee consists of those members of the Board of Managers not affiliated as employees of Travelers Group Inc. or its subsidiaries. Currently, these are Knight Edwards, Robert E. McGill, III, Lewis Mandell and Frances M. Hawk. During the fiscal year ended December 31, 1996, the Nominating Committee held one meeting. The Committee will consider potential nominees recommended by Contract Owners. Any Contract Owner desiring to present a candidate to the Committee for consideration should submit the name of the candidate, in writing, to Account QB's Secretary prior to December 31, 1997.

MEETINGS

     There were four meetings of the Board of Managers of Account QB during 1996. All members of the Board of Managers attended at least 75% of the aggregate of its meetings and the meetings of the committees of which they were members.

REMUNERATION OF THE BOARD OF MANAGERS

     Members of the Board of Managers who are also employees of Travelers Group Inc. or its subsidiaries are not entitled to any fee. Members of the Board of Managers who are not affiliated as employees of Travelers Group Inc. or its subsidiaries receive an aggregate annual retainer of $19,000 for service on the Boards of the seven Variable Annuity Separate Accounts established by Travelers Insurance and the five Mutual Funds sponsored by Travelers Insurance. They also receive an aggregate fee of $2,500 for each meeting of such Boards attended. Currently Travelers Insurance pays such compensation under an agreement with Account QB.

RECOMMENDATION OF THE BOARD OF MANAGERS

     The Board of Managers of Account QB recommends approval of the Proposal to elect the five (5) members of the Board.

2.  RATIFICATION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS

     It is proposed that Contract Owners ratify the action of the Board of Managers, taken on January 31, 1997, by a unanimous vote, cast in person, including those members of the Board of Managers who are not interested persons of Account QB, to select the firm of Coopers & Lybrand L.L.P. as the independent accountants of Account QB for the fiscal year ending December 31, 1997. A representative from Coopers & Lybrand L.L.P. is expected to be present at the meeting with the opportunity to make a statement if desired, and is expected to be available to respond to appropriate questions.

     The services provided to Account QB by Coopers & Lybrand L.L.P. were in connection with the audit function for the year 1996 and included primarily the examination of Account QB's financial statements and the review of filings made with the Securities and Exchange Commission.

     Account QB's Audit Committee consists of those members of the Board of Managers not affiliated as employees of Travelers Group Inc. or its subsidiaries. Currently, these are Knight Edwards, Robert E. McGill, III, Lewis Mandell and Frances M. Hawk. The Audit Committee reviews the services performed by Coopers & Lybrand L.L.P. During the fiscal year ended December 31, 1996, the Audit Committee held one meeting.

RECOMMENDATION OF THE BOARD OF MANAGERS

     The Board of Managers of Account QB recommends approval of the Proposal to ratify the selection of Coopers & Lybrand L.L.P. as independent accountants.


3. PROPOSAL TO AMEND THE FUNDAMENTAL INVESTMENT POLICY AND RESTRICTION OF THE FUND TO PERMIT UNLIMITED INVESTMENT IN LIQUID RESTRICTED SECURITIES.


4. PROPOSAL TO AMEND THE FUNDAMENTAL INVESTMENT POLICY AND RESTRICTION TO LIMIT THE INVESTMENT IN ILLIQUID SECURITIES TO 5% OF THE ACCOUNT'S NET ASSETS.

     The Board of Managers has approved, subject to shareholder vote, an amendment to the fundamental investment policy and restriction of Account QB which would remove any limitation on the investment in liquid restricted securities. The current fundamental investment policy and restriction concerning restricted securities provides that Account QB may:

          (7) invest up to 5% of its assets in restricted securities (securities which may not be publicly offered without registration under the Securities Act of 1933).

     The current fundamental investment policy and restriction limits investment in all restricted securities, including "liquid" and "illiquid" restricted securities. Illiquid securities are assets which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which a mutual fund has valued the investment. The staff of the

Securities and Exchange Commission takes the position that an investment portfolio must limit investments in illiquid securities to 15% of the portfolio's assets. (This 1940 Act limitation is intended to insure that a portfolio has sufficient liquid assets to make timely payment for redeemed shares under normal market conditions.)

     The Board of Managers believes that the current fundamental investment policy and restriction set forth above is more restrictive than is necessary. The policy and restriction encompass both liquid and illiquid restricted securities. In addition, Rule 144A offerings, which are restricted securities, have become more prevalent in the marketplace as a means to finance a company's debt, rather than a public offering. The Fund would like to take greater advantage of purchasing restricted securities such as Rule 144A offerings.

     As discussed above, the Board of Managers feels that the amendment of the fundamental investment policy and restriction regarding restricted securities and illiquid securities would enhance the Fund's investment flexibility and is in line with current securities market practice.

CONSIDERATIONS OF THE BOARD OF MANAGERS


     After consideration of the relevant factors, the Board of Managers of Account QB has determined that it is appropriate for shareholders to amend the Fund's fundamental investment policy and restriction to invest in restricted securities and illiquid securities up to 5% of the net assets of Account QB.


RECOMMENDATION OF THE BOARD OF MANAGERS

     The Board of Managers of Account QB recommends approval of Proposals 3 and 4 to amend the Fund's fundamental investment policy and restriction to permit unlimited investment in liquid restricted securities and permit investment in illiquid securities to 5% of the net assets of Account QB.

4.  OTHER BUSINESS

     The Board of Managers knows of no other business to be presented at the meeting. The proxy card gives the persons named in the proxy discretion to vote according to their best judgment if any other business properly comes before the meeting.

                             ADDITIONAL INFORMATION

CONTRACT OWNER PROPOSALS

     All Contract Owner proposals to be included in the Proxy Statement for the next annual meeting must be received by Account QB's Secretary at One Tower Square, Hartford, Connecticut 06183 by November 3, 1997.


     It is suggested that Contract Owners submit their proposals by Certified Mail -- Return Receipt Requested. The Securities and Exchange Commission has adopted certain requirements which apply to any proposals of Contract Owners.

     It is suggested that Contract Owners submit their proposals by Certified Mail -- Return Receipt Requested. The Securities and Exchange Commission has adopted certain requirements which apply to any proposals of Contract Owners.

THE INVESTMENT ADVISER

     Travelers Asset Management International Corporation ("TAMIC"), One Tower Square, Hartford, Connecticut, serves as investment adviser to Account QB.

DISTRIBUTION AND MANAGEMENT AGREEMENT

     Tower Square Securities, Inc. ("Tower Square"), One Tower Square, Hartford, Connecticut, is the principal underwriter for Account QB. Travelers Insurance, One Tower Square, Hartford, Connecticut is the administrator of Account QB.

OFFICERS OF THE FUND

                                                                       POSITION
                                                                         HELD
             NAME                             TITLE                      SINCE
------------------------------    -----------------------------    -----------------
Ernest J. Wright..............              Secretary               October 21, 1994
Ian R. Stuart.................    Principal Accounting Officer         April     24,
                                                                                1992

                                 THE TRAVELERS
                              QUALITY BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                                PROXY STATEMENT
    VG-102                                                              1997

           THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES
  Proxy for the Annual Meeting of Contract Owners to be held on April 28, 1997

The undersigned, revoking all proxies heretofore given, hereby appoints Heath B. McLendon, Robert E. McGill, III, or either one of them, as Proxies, with full power of substitution, to vote on behalf of the undersigned all units of The Travelers Quality Bond Account for Variable Annuities which the undersigned is entitled to vote at the Annual Meeting of Contract Owners to be held at 9:00 a.m. on Monday, April 28, 1997 at One Tower Square, Hartford, Connecticut, and at any adjournment thereof, in the manner directed below with respect to the matters described in the Proxy Statement for the Annual Meeting, receipt of which is hereby acknowledged, and in their discretion, upon such other matters as may properly come before the Annual Meeting or any adjournment thereof.

                                                                       WITHHOLD       FOR, except
Please vote by filling in the appropriate box           FOR            AUTHORITY      vote withheld
below, as shown, using blue or black ink                all             for all        for nominees
or dark pencil.  Do not use red ink. [ ]              nominees          nominees       listed below

1.  Election of the Board of Managers - Nominees:       [ ]               [ ]                [ ]
    Heath B. McLendon, Knight Edwards,
    Robert E. McGill, III, Lewis Mandell,
    and Frances M. Hawk.                                                  |_

                                                        FOR             AGAINST            ABSTAIN
2.  Ratification of the selection of Coopers &          [ ]               [ ]                [ ]
    Lybrand L.L.P. as independent accountants for
    the fiscal year ending December 31, 1997.
                                                        |_                |_                 |_


3.  To amend the fundamental imvestment policy and
    restriction to permit unlimited investment in
    liquid restricted securities.                       [ ]               [ ]                [ ]

4.  To amend the fundamental investment policy and
    restriction to limit theinvestment in illiquid
    securities to 5% of the Account's net assets.       [ ]               [ ]                [ ]


   In their discretion, the Proxies are authorized to vote on any and all other business as may properly come before the meeting.

             PLEASE DO NOT FORGET TO SIGN THE REVERSE SIDE OF CARD.          002

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF MANAGERS. THE BOARD OF MANAGERS RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3 AND 4. THE UNITS REPRESENTED HEREBY WILL BE VOTED BY THE PROXIES IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED CONTRACT OWNER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4.



                                 PLEASE MARK, SIGN, DATE AND RETURN THIS
                                 PROXY CARD PROMPTLY USING THE ENCLOSED
                                 PRE-ADDRESSED, POSTAGE-PAID ENVELOPE.

                                 PLEASE SIGN EXACTLY AS NAME APPEARS BELOW.

                                 DATE:                        ,1997
                                      -----------------------
                                 If signing in a representative capacity (as
                                 attorney, executor or administrator, trustee, guardian or custodian, corporate officer or general partner), please indicate such capacity following signature. Proxies for custodian accounts must be signed by the named custodian, not by the minor.
                                 ----------------------------------------------


                                 ----------------------------------------------
                                               Signature(s) if held
                                         jointly (Title(s), if required)     002